Exhibit 10.13
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                                    MORTGAGE
                         THE IOWA STATE BAR ASSOCIATION
                              Official Form No. 128
                             Recorder's Cover Sheet

Preparer Information: (name, address and phone number)
Michael E. Gabor, 111 North Dodge Street, Algona, IA  50511,
                  Phone: (515) 295-3565

Taxpayer Information: (name and complete address)
Hydrogen Engine Center, Inc.
700 East Fair Street
Algona, IA  50511

Return Document To: (name and complete address)
Michael E. Gabor
111 North Dodge Street
Algona, IA  50511
Phone: (515) 295-3565

Grantors:
Hydrogen Engine Center, Inc.


Grantees:
Algona Area Economic Development Corporation (AAEDC)


Legal Description:  See Page 2

Document or instrument number of previously recorded documents:  _______________


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                          Michael E. Gabor ISBA # 13151

                                    MORTGAGE

         THIS   MORTGAGE  is  made  between   Hydrogen   Engine   Center,   Inc.
("Mortgagors")  and  Algona  Area  Economic   Development   Corporation  (AAEDC)
("Mortgagee").

[X] If this box is checked, this Mortgage is a Purchase Money Mortgage as defined in the Iowa Code.

         1. Grant of Mortgage and Security Interest. Mortgagors hereby sell, convey and mortgage unto Mortgagee, and grant a security interest to Mortgagee in the following described property:
         a. Land and Buildings. All of Mortgagors' right, title and interest in and to the following described real estate situated in Kossuth County, Iowa (the "Land");

         Lot (1) of Snap-On Industrial Park as recorded in the Plat as Document No. 2002-1701, located in part of the West Half of the Northwest Fractional Quarter (W1/2NWfrl1/4) of Section Six (6), Township Ninety-five (95) North, Range Twenty-eight (28), West of the 5th P.M., City of Algona, Kossuth County, Iowa.

     and all buildings, structures and improvements now standing or at any time hereafter constructed or placed upon the Land (the "Buildings"), including all hereditament, easements, appurtenances, riparian rights, mineral rights, water rights, rights in and to the lands lying in streets, alleys and roads adjoining the land, estates and other rights and interests now or hereafter belonging to or in any way pertaining to the Land.
         b. Personal Property. All fixtures and other personal property integrally belonging to, or hereafter becoming an integral part of the Land or Buildings. whether attached or detached, including but not limited to, light fixtures, shades, rods, blinds, Venetian blinds, awnings, storm windows, screens, linoleum, water softeners, automatic heating and air-conditioning equipment and all proceeds, products, increase, issue, accessions, attachments, accessories, parts, additions, repairs. replacements and substitutes of, to, and for the foregoing (the "Personal Property").
         c. Revenues and Income. All rents, issues, profits, leases, condemnation awards and insurance proceeds now or hereafter arising from the ownership, occupancy or use of the Land, Buildings and Personal Property, or any part thereof (the "Revenues and Income").
         TO HAVE AND TO HOLD the Land, Buildings, Personal Property and Revenues and Income (collectively called the "Mortgaged Property"), together with all privileges, hereditament thereunto now or hereafter belonging, or in any way appertaining and the products and proceeds thereof, unto Mortgagee, its successors and assigns.
         2. Obligations. This Mortgage secures the following (hereinafter collectively referred to as the "Obligations"):
          a. The payment of the loan made by Mortgagee to Hydrogen Engine Center, Inc. evidenced by a promissory note dated December 16, 2005 in the principal amount of $117,500 with a due date of July 1, 2017, any renewals, extensions, modifications or refinancing thereof and any promissory notes issued in substitution therefor; and

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

         b. All other obligations of Mortgagors to Mortgagee, now existing or hereafter arising, whether direct or indirect, contingent or absolute and whether as maker or surety, including, but not limited to, future advances and amounts advanced and expenses incurred by Mortgagee pursuant to this Mortgage.
         c. 3. Representations and Warranties of Mortgagors. Mortgagors represent, warrant and covenant to Mortgagee that (i) Mortgagors hold clear title to the Mortgaged Property and title in fee simple in the Land; (ii) Mortgagors have the right, power and authority to execute this Mortgage and to mortgage, and grant a security interest in the Mortgaged Property; (iii) the Mortgaged Property is free and clear of all liens and encumbrances, except for real estate taxes not yet delinquent and except as otherwise stated in subparagraph 1a. herein; (iv) Mortgagors will warrant and defend title to the Mortgaged Property and the lien and priority of this Mortgage against all claims and demands of all persons, whether now existing or hereafter arising; and (v) all buildings and improvements now or hereafter located on the Land are, or will be, located entirely within the boundaries of the Land.
         4. Payment and Performance of the Obligations. Mortgagors will pay all amounts payable under the Obligations in accordance with the terms of the Obligations when and as due and will timely perform all other obligations of Mortgagors under the Obligations. The provisions of the Obligations are hereby incorporated by reference into this Mortgage as if fully set forth herein.
         5. Taxes. Mortgagors shall pay each installment of all taxes and special assessments of every kind, now or hereafter levied against the Mortgaged Property before the same become delinquent, without notice or demand, and shall deliver to Mortgagee proof of such payment within fifteen
     (15) days after the date in which such tax or assessment becomes delinquent.
         6. Liens. Mortgagors shall not create, incur or suffer to exist any lien, encumbrance, security interest or charge on the Mortgaged Property or any part thereof which might or could be held to be equal or prior to the lien of this Mortgage, other than the lien of current real estate taxes and installments of special assessments with respect to which no penalty is yet payable. Mortgagors shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Mortgaged Property.
         7. Compliance with Laws. Mortgagors shall comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Mortgaged Property, any part thereof or the use thereof.
         8. Permitted Contests. Mortgagors shall not be required to (i) pay any tax, assessment or other charge referred to in paragraph 5 hereof, (ii) discharge or remove any lien, encumbrance or charge referred to in paragraph 6 hereof, or (iii) comply with any statute, law, rule, regulation or ordinance referred to in paragraph 7 hereof, so long as mortgagors shall contest, in good faith, the existence, amount or the validity thereof, the amount of damages caused thereby or the extent of Mortgagors' liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent (A) the collection of, or other realization upon the tax, assessment, charge or lien, encumbrances or charge so contested, (B) the sale, forfeiture or loss of the Mortgaged Property or any part thereof, and (C) any interference with the use or occupancy of the Mortgaged Property or any part thereof. Mortgagors shall give prompt written notice to Mortgagee of the commencement of any contest referred to in this paragraph 8.
         9. Care of Property. Mortgagors shall take good care of the Mortgaged Property; shall keep the Buildings and Personal Property now or later placed upon the Mortgaged Property in good and reasonable repair and shall not injure, destroy or remove either the Buildings or Personal Property

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

     during the term of this Mortgage. Mortgagors shall not make any material alteration to the Mortgaged Property without the prior written consent of Mortgagee.
         10. Insurance.
         a. Risks to be Insured. Mortgagors, at their sole cost and expense, shall maintain insurance on the Buildings and other improvements now existing or hereafter erected on the Land and on the Personal Property included in the Mortgaged Property against loss by fire, extended coverage perils and such other hazards as Mortgagee may from time to time require, such insurance to have a "Replacement Cost" endorsement attached thereto, with the amount of the insurance at least equal to the balance of the Obligations. At Mortgagors' option, such policy may have a coinsurance clause of not less than 90% of replacement cost provided the policy contains an appropriate form of cost escalation endorsement. Mortgagors will at their sole cost and expense, from time to time, and at any time at the request of Mortgagee, provide Mortgagee with evidence satisfactory to Mortgagee of the replacement cost of Mortgaged Property. Mortgagors will maintain such other insurance as Mortgagee may reasonably require.
         b. Policy Provisions. All insurance policies and renewals thereof maintained by Mortgagors pursuant to this Mortgage shall be written by an insurance carrier satisfactory to Mortgagee, be payable to the parties as their interest may appear, contain a standard or union-type loss payable clause in favor of Mortgagee, contain an agreement of the insurer that it will not amend, modify or cancel the policy except after thirty (30) days prior written notice to Mortgagee, and be reasonably satisfactory to Mortgagee in all other respects.
         c. Delivery of Policy or Certificate. If requested by Mortgagee, Mortgagors will deliver to Mortgagee original policies satisfactory to Mortgagee evidencing the insurance which is required under this Mortgage, and Mortgagors shall promptly furnish to Mortgagee all renewal notices and, upon request of Mortgagee, evidence of payment thereof. At least ten (10) days prior to the expiration date of a required policy, Mortgagors shall deliver to Mortgagee a renewal policy in form satisfactory to Mortgagee.
         d.  Assignment  of  Policy.  If the  Mortgaged  Property  is  sold at a foreclosure sale or if Mortgagee shall acquire title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagors in and to any insurance policies required hereunder, and the unearned premiums thereon, and in and to the proceeds thereof resulting from any damage to the Mortgaged Property prior to such sale or acquisition.
         e. Notice of Damage or Destruction; Adjusting Loss. If the Mortgaged Property or any part thereof shall be damaged or destroyed by fire or other casualty, Mortgagors will, within five (5) calendar days after the occurrence of such damage or destruction, give written notice thereof to the insurance carrier and to Mortgagee and will not adjust any damage or loss which is estimated by Mortgagors in good faith to exceed $25,000 unless Mortgagee shall have joined in or concurred with such adjustment; but if there has been no adjustment of any such damage or loss within four
     (4) months from the date of occurrence thereof and if an Event of Default shall exist at the end of such four (4) month period or at any time thereafter, Mortgagee may alone make proof of loss, adjust and compromise any claim under the policies, and appear in and prosecute any action arising from such policies. In connection therewith, Mortgagors do hereby irrevocably authorize, empower and appoint Mortgagee as attorney-in-fact for Mortgagor (which appointment is coupled with an interest) to do any and all of the foregoing in the name and on behalf of Mortgagors.

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

         f. Application of Insurance Proceeds. All sums paid under any insurance policy required by this Mortgage shall be paid to Mortgagee, which shall, at its option, apply the same (after first deducting therefrom Mortgagee's expenses incurred in collecting the same including but not limited to reasonable attorney's fees) to the reduction of the Obligations or to the payment of the restoration, repair, replacement or rebuilding of Mortgaged Property that is damaged or destroyed in such manner as Mortgagee shall determine and secondly to the reduction of the Obligations. Any application of insurance proceeds to principal of the Obligations shall not extend or postpone the due date of the installments payable under the Obligations or change the amount of such installments.
         g. Reimbursement of Mortgagee's Expenses. Mortgagors shall promptly reimburse Mortgagee upon demand for all of Mortgagee's expenses incurred in connection with the collection of the insurance proceeds, including but not limited to reasonable attorneys fees, and all such expenses shall be additional amounts secured by this Mortgage.
         11. Inspection. Mortgagee, and its agents, shall have the right at all reasonable times, to enter upon the Mortgaged Property for the purpose of inspecting the Mortgaged Property or any part thereof. Mortgagee shall, however, have no duty to make such inspection. Any inspection of the Mortgaged Property by Mortgagee shall be entirely for its benefit and Mortgagors shall in no way rely or claim reliance thereon.
         12. Protection of Mortgagee's Security. Subject to the rights of Mortgagors under paragraph 8 hereof, if Mortgagors fail to perform any of the covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which affects the Mortgaged Property or the interest of the Mortgagee therein, or the title thereto, then Mortgagee, at Mortgagee's option, may perform such covenants and agreements, defend against or investigate such action or proceeding, and take such other action as Mortgagee deems necessary to protect Mortgagee's interest. Any amounts or expenses disbursed or incurred by Mortgagee in good faith pursuant to this paragraph 12 with interest thereon at the rate of 10% per annum, shall become an Obligation of Mortgagors secured by this Mortgage. Such amounts advanced or disbursed by Mortgagee hereunder shall be immediately due and payable by Mortgagors unless Mortgagors and Mortgagee agree in writing to other terms of repayment. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other lien discharged in whole or in part by the Obligations or by Mortgagee under the provisions hereof, and any such subrogation rights shall be additional and cumulative security for this Mortgage. Nothing contained in this paragraph shall require Mortgagee to incur any expense or do any act hereunder, and Mortgagee shall not be liable to Mortgagors for any damage or claims arising out of action taken by Mortgagee pursuant to this paragraph.
         13. Condemnation. Mortgagors shall give Mortgagee prompt notice of any action, actual or threatened, in condemnation or eminent domain and hereby assign, transfer and set over to Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Mortgaged Property taken or damaged under the power of eminent domain or condemnation. Mortgagee is hereby authorized to intervene in any such action in the names of Mortgagors, to compromise and settle any such action or claim, and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Any expenses incurred by Mortgagee in intervening in such action or compromising and settling such action or claim, or collecting such proceeds shall be reimbursed to Mortgagee first out of the proceeds. The remaining proceeds or any part thereof shall be applied to reduction of that portion of the Obligations then most remotely to be paid, whether due or not, or to the restoration or repair of the Mortgaged Property, the choice of application to be solely at the discretion of Mortgagee.

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
         14. Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to the Personal Property and for this purpose the name and address of the debtor is the name and address of Mortgagors as set forth in paragraph 20 herein and the name and address of the secured party is the name and address of the Mortgagee as set forth in paragraph 20 herein.
         15. Events of Default. Each of the following occurrences shall constitute an event of default hereunder ("Event of Default"):
         a. Mortgagors shall default in the due observance or performance of or breach its agreement contained in paragraph 4 hereof or shall default in the due observance or performance of or breach any other covenant, condition or agreement on its part to be observed or performed pursuant to the terms of this Mortgage.
         b. Mortgagors shall make an assignment for the benefits of its creditors, or a petition shall be filed by or against Mortgagors under the United States Bankruptcy Code or Mortgagors shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties or of the Mortgaged Property or shall not, within thirty (30) days after the appointment of a trustee, receiver or liquidator of any material part of its properties or of the Mortgaged Property, have such appointment vacated.
         c. A judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a lien on or be issued or levied against the Mortgaged Property or any part thereof which is not released, vacated or fully bonded within thirty (30) days after its entry, issue or levy.
         d. An event of default, however defined, shall occur under any other mortgage, assignment or other security document constituting a lien on the Mortgaged Property or any part thereof.
         16. Acceleration; Foreclosure. Upon the occurrence of any Event of Default and at any time thereafter while such Event of Default exists, Mortgagee may, at its option, after such notice as may be required by law, exercise one or more of the following rights and remedies (and any other rights and remedies available to it):
         a. Mortgagee may declare immediately due and payable all Obligations secured by this Mortgage, and the same shall thereupon be immediately due and payable, without further notice or demand.
         b. Mortgagee shall have and may exercise with respect to the Personal Property, all the rights and remedies accorded upon default to a secured party under the Iowa Uniform Commercial Code. If notice to Mortgagors of intended disposition of such property is required by law in a particular instance, such notice shall be deemed commercially reasonable if given to Mortgagors at least ten (10) days prior to the date of intended disposition.
         c. Mortgagee may (and is hereby authorized and empowered to) foreclose this Mortgage in accordance with the law of the State of Iowa, and at any time after the commencement of an action in foreclosure, or during the period of redemption, the court having jurisdiction of the case shall at the request of Mortgagee appoint a receiver to take immediate possession of the Mortgaged Property and of the Revenues and Income accruing therefrom, and to rent or cultivate the same as he may deem best for the interest of all parties concerned, and such receiver shall be liable to account to Mortgagors only for the net profits, after application of rents, issues and profits upon the costs and expenses of the receivership and foreclosure and upon the Obligations.
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

         17. Redemption. It is agreed that if this Mortgage covers less than ten
(10) acres of land, and in the event of the foreclosure of this Mortgage and sale of the property by sheriff's sale in such foreclosure proceedings, the time of one year for redemption from said sale provided by the statues of the State of Iowa shall be reduced to six (6) months provided the Mortgagee, in such action files an election to waive any deficiency judgment against Mortgagors which may arise out of the foreclosure proceedings; all to be consistent with the provisions of Chapter 628 of the Iowa Code. If the redemption period is so reduced, for the first three (3) months after sale such right of redemption shall be exclusive to the Mortgagor, and the time periods in Sections 628.5,
628.15 and 628.16 of the Iowa Code shall be reduced to four (4) months.
         It is further agreed that the period of redemption after a foreclosure of this Mortgage shall be reduced to sixty (60) days if all of the three following contingencies develop: (1) The real estate is less than ten (10) acres in size; (2) the Court finds affirmatively that the said real estate has been abandoned by the owners and those persons personally liable under this Mortgage at the time of such foreclosure; and (3) Mortgagee in such action files an election to waive any deficiency judgment against Mortgagors or their successors in interest in such action. If the redemption period is so reduced, Mortgagors or their successors in interest or the owner shall have the exclusive right to redeem for the first thirty (30) days after such sale, and the time provided for redemption by creditors as provided in Sections 628.5, 628.15 and 628.16 of the Iowa Code shall be reduced to forty (40) days. Entry of appearance by pleading or docket entry by or on behalf of Mortgagors shall be a presumption that the property is not abandoned. Any such redemption period shall be consistent with all of the provisions of Chapter 628 of the Iowa Code. This paragraph shall not be construed to limit or otherwise affect any other redemption provisions contained in Chapter 628 of the Iowa Code.
         18. Attorneys' Fees. Mortgagors shall pay on demand all costs and expenses incurred by Mortgagee in enforcing or protecting its rights and remedies hereunder, including, but not limited to, reasonable attorneys' fees and legal expenses.
         19. Forbearance not a Waiver, Rights and Remedies Cumulative. No delay by Mortgagee in exercising any right or remedy provided herein or otherwise afforded by law or equity shall be deemed a waiver of or preclude the exercise of such right or remedy, and no waiver by Mortgagee of any particular provisions of this Mortgage shall be deemed effective unless in writing signed by Mortgagee. All such rights and remedies provided for herein or which Mortgagee or the holder of the Obligations may have otherwise, at law or in equity, shall be distinct, separate and cumulative and may be exercised concurrently, independently or successively in any order whatsoever, and as often as the occasion therefor arises.
         20. Notices. All notices required to be given hereunder shall be in writing and deemed given when personally delivered or deposited in the United States mail, postage prepaid, sent certified or registered, addressed as follows:

           a. If to Mortgagors, to:
                  Hydrogen Engine Center, Inc.,
                  700 East Fair Street,
                  Algona, IA  50511

           b. If to Mortgagee, to:
                  Algona Area Economic Development Corporation (AAEDC),
                  123 East State Street,
                  Algona, IA  50511
or to such other address or person as hereafter designated in writing by the applicable party in the manner provided in this paragraph for the giving of notices.
         21. Severability. In the event any portion of this Mortgage shall, for any reason, be held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions shall not be affected thereby and shall continue to be valid and enforceable and if, for any reason, a court finds that any provision of this Mortgage is invalid, illegal, or unenforceable as written, but that by limiting such provision it would become valid, legal and enforceable then such provision shall be deemed to be written, construed and enforced as so limited.
         22. Further Assurances. At any time and from time to time until payment in full of the Obligations, Mortgagors will, at the request of Mortgagee, promptly execute and deliver to Mortgagee such additional instruments as may be reasonably required to further evidence the lien of this Mortgage and to further protect the security interest of Mortgagee with respect to the Mortgaged Property, including, but not limited to, additional security agreements, financing statements and continuation statements. Any expenses incurred by Mortgagee in connection with the recordation of any such instruments shall become additional Obligations of Mortgagors secured by this Mortgage. Such amounts shall be immediately due and payable by Mortgagors to Mortgagee.
         23. Successors and Assigns bound; Number; Gender; Agents; Captions. The rights, covenants and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties. Words and phrases contained herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender according to the contexts. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.
         24. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of Iowa. 25. Release of Rights of Dower, Homestead and Distributive Share. Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Mortgaged Property and waives all rights of exemption as to any of the Mortgaged Property.
         26. Acknowledgment of Receipt of Copies of Debt Instrument. Mortgagors hereby acknowledge the receipt of a copy of this Mortgage together with a copy of each promissory note secured hereby.
         27. Additional Provisions. This Mortgage shall be secondary and subordinate to a first mortgage by Mortgagor in favor of Iowa State Bank in the amount of Five Hundred Thousand Dollars ($500,000.00).


         Dated: ____December 16, 2005________________________

                   HYDROGEN ENGINE CENTER, INC.

                   By: /s/  Michael A Schiltz 12/16/05
                       -----------------------------------
                       Michael Schiltz, Secretary and
                       Duly Authorized Corporate Representative, Mortgagor


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

I UNDERSTAND THAT HOMESTEAD PROPERTY IS IN MANY CASES PROTECTED FROM THE CLAIMS OF CREDITORS AND EXEMPT FROM JUDICIAL SALE; AND THAT BY SIGNING THIS MORTGAGE, I VOLUNTARILY GIVE UP MY RIGHT TO THIS PROTECTION FOR THIS MORTGAGED PROPERTY WITH RESPECT TO CLAIMS BASED UPON THIS MORTGAGE.

Dated:  12/16/05
        --------

                     HYDROGEN ENGINE CENTER, INC.

                     By: /s/ Michael A. Schiltz
                         ---------------------------------------------------
                         Michael Schiltz, Secretary and
                         Duly Authorized Corporate Representative, Mortgagor





STATE OF IOWA, COUNTY OF KOSSUTH

This instrument was acknowledged before me on December 16, 2005, by Michael Schiltz, Secretary and Duly Authorized Corporate Representative of Hydrogen Engine Company, Inc.

                          /s/ Michael E. Gabor
                          ---------------------------------------------------
                          Michael E. Gabor, Notary Public

My commission expires 8-10-07

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